                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1999, (99-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 16, 1999 to April 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of April, 1999.

                                         GREEN TREE FINANCIAL CORP.




                                         BY: /s/ Phyllis A. Knight
                                             -------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and
                                             Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
Report Revised 5/3/99                Apr-99

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                       TRUST ACCOUNT  #3337391-0
                                                       REMITTANCE DATE  05/03/99

                                                                                    Total $            Per $1,000
                                                                                     Amount              Original
                                                                                ----------------       ------------
CLASS A CERTIFICATES
--------------------
    (1a) Amount available( including Monthly Servicing Fee)                        22,525,972.43
                                                                                ----------------
     (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                                ----------------
     (c) Amount Available after giving effect to withdrawal of Class M-1
         Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
         for prior Remittance Date                                                 22,525,972.43
                                                                                ----------------
     (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                  0.00
                                                                                ----------------
A.   Interest
     (2) Aggregate  interest
         a. Class A-1 Remittance Rate (5.60%)                                              5.60%
                                                                                ----------------
         b. Class A-1 Interest                                                        376,133.33         4.82222218
                                                                                ----------------       ------------
         c. Class A-2 Remittance Rate (5.84%)                                              5.84%
                                                                                ----------------
         d. Class A-2 Interest                                                        241,386.67         5.02888896
                                                                                ----------------       ------------
         e. Class A-3 Remittance Rate (6.08%)                                              6.08%
                                                                                ----------------
         f. Class A-3 Interest                                                        445,022.22         5.23555553
                                                                                ----------------       ------------
         g. Class A-4 Remittance Rate (6.48%)                                              6.48%
                                                                                ----------------
         h. Class A-4 Interest                                                        186,930.00         5.58000000
                                                                                ----------------       ------------
         i. Class A-5 Remittance Rate (6.68%)                                              6.68%
                                                                                ----------------
         j. Class A-5 Interest                                                        234,403.06         5.75222233
                                                                                ----------------       ------------
         k. Class A-6 Remittance Rate 6.92%, (unless
            the Weighted Average Contract Rate is
            less than 6.92%)                                                               6.92%
                                                                                ----------------
         l. Class A-6 Interest                                                        280,067.78         5.95888894
                                                                                ----------------       ------------
         m. Class A-7 Remittance Rate (6.44%)                                              6.44%
                                                                                ----------------
         n. Class A-7 Interest                                                      3,327,333.33         5.54555555
                                                                                ----------------       ------------
     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                               0.00                  0
                                                                                ----------------       ------------
     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                               0.00                  0
                                                                                ----------------       ------------
B.   Principal
     (5) Formula Principal Distribution  Amount                                    15,863,921.25                N/A
                                                                                ----------------       ------------
         a. Scheduled Principal                                                     1,204,084.15                N/A
                                                                                ----------------       ------------
         b. Principal Prepayments                                                   9,885,836.44                N/A
                                                                                ----------------       ------------
         c. Liquidated Contracts                                                            0.00                N/A
                                                                                ----------------       ------------
         d. Repurchases                                                                     0.00                N/A
                                                                                ----------------       ------------
         e. Current Month Advanced Principal                                        1,934,383.54                N/A
                                                                                ----------------       ------------
         f.  Prior Month Advanced Principal                                                 0.00                N/A
                                                                                ----------------       ------------
         g. Additional Principal Distribution                                       2,839,617.12
                                                                                ----------------
     (6) Pool Scheduled Principal Balance                                       1,088,910,079.41
                                                                                ----------------
    (6b) Adjusted Pool Principal Balance                                        1,086,975,695.87       988.15972352
                                                                                ----------------       ------------
    (6c) Pool Factor                                                                  0.98815972
                                                                                ----------------
    (6d) Net Certificate Principal Balance                                      1,084,136,078.75
                                                                                ----------------
    (6e) Overcollateralization Amount (not to exceed $11,000,000.00)                2,839,617.12
                                                                                ----------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
**** Revised                         PAGE 2

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                         0.00
                                                                                --------------

     (8) Class A Percentage for such Remittance Date                                    92.75%
                                                                                --------------

     (9) Class A Percentage for the following  Remittance Date                          92.64%
                                                                                --------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                                             5,653,836.49**        72.48508321
                                                                                --------------         ------------
         b. Class A-2                                                                     0.00           0.00000000
                                                                                --------------         ------------
         c. Class A-3                                                                     0.00           0.00000000
                                                                                --------------         ------------
         d. Class A-4                                                                     0.00           0.00000000
                                                                                --------------         ------------
         e. Class A-5                                                                     0.00           0.00000000
                                                                                --------------         ------------
         g. Class A-6                                                                     0.00           0.00000000
                                                                                --------------         ------------
         h. Class A-7                                                            10,210,084.76**        17.01680793
                                                                                --------------         ------------
    (11) Class A-1 Principal Balance                                             72,346,163.51**       927.51491679
                                                                                --------------         ------------
   (11a) Class A-1 Pool Factor                                                      0.92751492
                                                                                --------------
    (12) Class A-2 Principal Balance                                             48,000,000.00         1000.0000000
                                                                                --------------         ------------
   (12a) Class A-2 Pool Factor                                                      1.00000000
                                                                                --------------
    (13) Class A-3 Principal Balance                                             85,000,000.00         1000.0000000
                                                                                --------------         ------------
   (13a) Class A-3 Pool Factor                                                      1.00000000
                                                                                --------------
    (14) Class A-4 Principal Balance                                             33,500,000.00         1000.0000000
                                                                                --------------         ------------
   (14a) Class A-4 Pool Factor                                                      1.00000000
                                                                                --------------
    (15) Class A-5 Principal Balance                                             40,750,000.00         1000.0000000
                                                                                --------------         ------------
   (15a) Class A-5 Pool Factor                                                      1.00000000
                                                                                --------------
    (16) Class A-6 Principal Balance                                             47,000,000.00         1000.0000000
                                                                                --------------         ------------
   (16a) Class A-6 Pool Factor                                                      1.00000000
                                                                                --------------
    (17) Class A-7 Principal Balance                                            589,789,915.24**        982.9831921
                                                                                --------------         ------------
   (17a) Class A-7 Pool Factor                                                      0.98298319
                                                                                --------------
    (18) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                        0.00
                                                                                --------------
    (19) Additional Principal Distribution Amount
                                                                                --------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
         (20)  31-59 days                                                         1,282,419.10                   40
                                                                                --------------         ------------
         (21)  60 days or more                                                      280,363.41                    8
                                                                                --------------         ------------
         (22)  Current Month Repossessions                                           19,513.94                    2
                                                                                --------------         ------------
         (23)  Repossession Inventory                                                19,513.94                    2
                                                                                --------------         ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 3

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2003.)

    (24) Average Sixty - Day Delinquency Ratio Test
         (a) Sixty - Day Delinquency Ratio for current Remittance Date                  0.15%
                                                                                -------------
         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.0%)                                                       0.15%
                                                                                -------------
    (25) Cumulative Realized Losses Test
         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from April 1, 2003 to March 31, 2004,
             7.0% from April 1, 2004 to March 31, 2005; 9.0% from
             April 1, 2005 to March 31, 2006 and 10.5% thereafter)                      0.00%
                                                                                -------------
    (26) Current Realized Losses Test
         (a) Current Realized Losses for current Remittance Date                         0.00
                                                                                -------------
         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date; may not exceed 2.75%)          0.00%
                                                                                -------------
    (27) Class M-1, M-2, Principal Balance Test
         (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 22.875%                                              15.25%
                                                                                -------------
         (b) The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 15.00%                                               10.00%
                                                                                -------------
    (28) Class B Principal Balance Test
         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $22,000,000.00                                                     79,750,000.00
                                                                                -------------
         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 10.875%        7.25%
                                                                                -------------

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 4

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

                                                                                    Total $             Per $1,000
                                                                                     Amount              Original
                                                                                ----------------       ------------
CLASS M-1 CERTIFICATES
----------------------
    (29) Amount available( including Monthly Servicing Fee)                      1,570,774.79
                                                                                -------------
A.  Interest
    (30) Aggregate interest
         (a) Class M-1 Remittance Rate 6.80%, unless the
             Weighted Average Contract Rate is less than 6.80%)                         6.80%
                                                                                -------------
         (b) Class M-1 Interest                                                    338,158.33             5.85555550
                                                                                -------------          -------------
         (c) Interest on Class M-1 Adjusted Principal Balance                            0.00
                                                                                -------------
    (31) Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                -------------
    (32) Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                -------------
    (33) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                          0.00                      0
                                                                                -------------          -------------
    (34) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                          0.00                      0
                                                                                -------------          -------------
B.  Principal
    (35) Formula Principal Distribution  Amount                                          0.00                    N/A
                                                                                -------------          -------------
         a. Scheduled Principal                                                          0.00                    N/A
                                                                                -------------          -------------
         b. Principal Prepayments                                                        0.00                    N/A
                                                                                -------------          -------------
         c. Liquidated Contracts                                                         0.00                    N/A
                                                                                -------------          -------------
         d. Repurchases                                                                  0.00                    N/A
                                                                                -------------          -------------
    (36) Class M-1 Principal Balance                                            57,750,000.00          1000.00000000
                                                                                -------------          -------------
   (36a) Class M-1 Pool Factor                                                     1.00000000
                                                                                -------------
    (37) Class M-1 Percentage for such Remittance Date                                  0.00%
                                                                                -------------
    (38) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                          0.00             0.00000000
                                                                                -------------          -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                                -------------
    (39) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                      0.00
                                                                                -------------
    (40) Class M-1 Percentage for the following Remittance Date                         0.00%
                                                                                -------------
    (41) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                            0.00
                                                                                -------------
         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                             0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                     0.00
                                                                                -------------
         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                        0.00
                                                                                -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 5

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

                                                                                    Total $            Per $1,000
                                                                                     Amount              Original
                                                                                ----------------       ------------
CLASS M-2 CERTIFICATES
----------------------
    (42) Amount available( including Monthly Servicing Fee)                      1,232,616.46
                                                                                -------------
    (43) Aggregate interest
         (a) Class M-2 Remittance Rate 7.21%, unless the
             Weighted Average Contract Rate is less than 7.21%)                         7.21%
                                                                                -------------
         (b) Class M-2 Interest                                                    187,810.49             6.20861124
                                                                                -------------          -------------
         (c) Interest on Class M-2 Adjusted Principal Balance                            0.00
                                                                                -------------
    (44) Amount applied to Class M-2 Interest Deficiency Amount                          0.00
                                                                                -------------
    (45) Remaining unpaid Class M-2 Interest Deficiency Amount                           0.00
                                                                                -------------
    (46) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                      0
                                                                                -------------          -------------
    (47) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                      0
                                                                                -------------          -------------
B.  Principal
    (48) Formula Principal Distribution  Amount                                          0.00                    N/A
                                                                                -------------          -------------
         a. Scheduled Principal                                                          0.00                    N/A
                                                                                -------------          -------------
         b. Principal Prepayments                                                        0.00                    N/A
                                                                                -------------          -------------
         c. Liquidated Contracts                                                         0.00                    N/A
                                                                                -------------          -------------
         d. Repurchases                                                                  0.00                    N/A
                                                                                -------------          -------------
    (49) Class M-2 Principal Balance                                            30,250,000.00          1000.00000000
                                                                                -------------          -------------
   (49a) Class M-2 Pool Factor                                                     1.00000000
                                                                                -------------
    (50) Class M-2 Percentage for such Remittance Date                                  0.00%
                                                                                -------------
    (51) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                          0.00             0.00000000
                                                                                -------------          -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                                -------------
    (52) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                      0.00
                                                                                -------------
    (53) Class M-2 Percentage for the following Remittance Date                         0.00%
                                                                                -------------
    (54) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                            0.00
                                                                                -------------
         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                             0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                     0.00
                                                                                -------------
         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                        0.00
                                                                                -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

                                                                                    Total $            Per $1,000
                                                                                     Amount              Original
                                                                                ----------------       ------------
CLASS BI CERTIFICATES
---------------------
     (1) Amount Available less the Class A
         Distribution Amount and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                1,044,805.97
                                                                                -------------
     (2) Class B-1 Adjusted Principal Balance                                            0.00
                                                                                -------------
     (3) Class B-1 Remittance Rate  (8.41%
         unless Weighted Average Contract Rate
         is below 8.41%)                                                                8.41%
                                                                                -------------
     (4) Interest on Class B-1 Adjusted Principal Balance                                0.00
                                                                                -------------
     (3) Aggregate Class B1 Interest                                               318,645.56          7.24194455
                                                                                -------------          ----------
     (4) Amount applied to Unpaid
         Class B1 Interest Shortfall                                                     0.00                0.00
                                                                                -------------          ----------
     (5) Remaining Unpaid Class B1
         Interest Shortfall                                                              0.00                0.00
                                                                                -------------          ----------
     (6) Amount applied to Class B-1
         Interest Deficiency Amount                                                      0.00
                                                                                -------------
     (7) Remaining Unpaid Class B-1
         Interest Deficiency Amount                                                      0.00
                                                                                -------------
     (8) Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                                        0.00
                                                                                -------------
    (8a) Class B Percentage for such Remittance Date                                     0.00
                                                                                -------------
     (9) Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                            0.00          0.00000000
                                                                                -------------          ----------
   (10a) Class B1 Principal Shortfall                                                    0.00
                                                                                -------------
   (10b) Unpaid Class B1 Principal Shortfall                                             0.00
                                                                                -------------
    (11) Class B Principal Balance                                              79,750,000.00
                                                                                -------------
    (12) Class B1 Principal Balance                                             44,000,000.00
                                                                                -------------
   (12a) Class B1 Pool Factor                                                      1.00000000
                                                                                -------------
    (13) Class B-1 Liquidation Loss Interest
         (a) Class B-1 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                -------------
         (c) Remaining Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
             Shortfall                                                                   0.00
                                                                                -------------
         (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                -------------

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1992-2
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 2

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 05/03/99

                                                                                    Total $            Per $1,000
                                                                                     Amount              Original
                                                                                ----------------       ------------
CLASS B2 CERTIFICATES
---------------------
    (14) Remaining Amount Available                                                726,160.41
                                                                                -------------
    (15) Class B-2 Remittance Rate ( 8.70%
         unless Weighted Average Contract
         Rate is less than 8.70%)                                                       8.70%
                                                                                -------------
    (16) Aggregate Class B2 Interest                                               267,827.08          7.49166657
                                                                                -------------          ----------
    (17)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                    0.00                0.00
                                                                                -------------          ----------
    (18) Remaining Unpaid Class B2
         Interest Shortfall                                                              0.00                0.00
                                                                                -------------          ----------
    (19) Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                        0.00
                                                                                -------------
    (20) Class B2 Principal Liquidation Loss Amount                                      0.00
                                                                                -------------
    (21) Class B2 Principal (zero until class B1 paid down: thereafter,
         Class B Percentage of formula Principal Distribution Amount)                    0.00          0.00000000
                                                                                -------------          ----------
    (22) Guarantee Payment                                                               0.00
                                                                                -------------
    (23) Class B2 Principal Balance                                             35,750,000.00
                                                                                -------------
   (23a) Class B2 Pool Factor                                                      1.00000000
                                                                                -------------
    (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount, Class B-1 Distribution
         Amount and Class B-2  Distribution Amount, if the Company or
         Green Tree Financial Servicing Corp. is the Servicer)                     458,333.33
                                                                                -------------
    (25) Class B-3I Guarantee Fee                                                        0.00
                                                                                -------------
    (26) Class B-3I Distribution Amount                                                  0.00
                                                                                -------------
    (27) Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                                      0.00
                                                                                -------------
    (28) Class B-3I Distribution Amount (remaining Amount Available)                     0.00
                                                                                -------------
    (29) Class B-3I Shortfall (26-27)                                                    0.00
                                                                                -------------
    (30) Unpaid Class B-3I Shortfall                                                     0.00
                                                                                -------------
    (31) Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                -------------
    (32) Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                -------------
    (33) Repossessed Contracts                                                      19,513.94
                                                                                -------------
    (34) Repossessed Contracts Remaining in Inventory                               19,513.94
                                                                                -------------
    (35) Weighted Average Contract Rate                                               9.45790
                                                                                -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.